UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2006
                Date of Report (Date of earliest event reported)

                                  ------------

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 0-19084                             94-2925073
            (Commission File)          (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 239-8000
              (Registrant's telephone number, including area code)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01    Completion of Acquisition or Disposition of Assets

On February 28, 2006, PMC-Sierra, Inc. (" the Company" or "PMC"), completed its previously announced acquisition of the former storage semiconductor business (the "Storage IC Business") of Agilent Technologies, Inc. ("Agilent") pursuant to the terms of the Purchase and Sale Agreement (the "Purchase Agreement") dated October 28, 2005 between PMC and Avago Technologies Pte. Limited ("Avago"). The Storage IC Business was part of Agilent's Semiconductor Products Group, which Avago, an entity created by Kohlberg Kravis Roberts & Co. and Silver Lake Partners, acquired in December 2005. Under the terms of the Purchase Agreement, Palau Acquisition Corporation, a Delaware corporation and direct wholly owned subsidiary of PMC purchased the Storage Semiconductor Business for $425 million in cash. The final purchase price is subject to an inventory adjustment.


Item 9.01    Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.
Agilent and Avago did not manage the Storage IC Business as a separate business, nor did their management analyze the Storage IC Business as a separate line of business. Historically, audited financial statements for the Storage IC Business were not prepared by Agilent or Avago as it had no separate legal status or existence. As such, it is impracticable to prepare the financial statements for the Storage IC Business that are required by Rule 3-05. Pursuant to a letter dated October 26, 2005 from the Securities and Exchange Commission (the "Commission"), the Commission stated that it would not object to PMC filing audited statements of assets acquired and liabilities assumed of the Storage IC Business as of October 31, 2005 and 2004, and audited statements of revenues and direct expenses of the Storage IC Business for the for the twelve months ended October 31, 2005, 2004 and 2003, in satisfaction of Rule 3-05 of Regulation S-X. It is impracticable to provide such financial information at the time this report is filed. Such financial information will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.
Pursuant to the October 26, 2005 letter from the Commission, the Commission stated that PMC is required to provide a pro forma balance sheet which reflects the Company's acquisition of the Storage IC Business in this Form 8-K, and that it will waive the requirement in Article 11 of Regulation S-X to provide pro forma statements of operations if the use of forward-looking information is necessary to meaningfully present the effects of the acquisition. It is impracticable to provide such financial information at the time this report is filed. Such financial information will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c)  Exhibits

   Exhibit No.                               Description
   -----------   ---------------------------------------------------------------
       2.1       Purchase and Sale Agreement dated October 28, 2005, between
                 PMC-Sierra, Inc. and Avago Technologies Pte. Limited
                 (Previously filed as an exhibit to PMC's Current Report on Form
                 8-K filed on November 3, 2005).

      99.1 Press release dated March 1, 2006, announcing the completion of the purchase.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PMC-SIERRA, INC.


                                           /s/ Alan F. Krock
                                           --------------------------
                                           Alan F. Krock
                                           Vice President,
                                           Chief Financial Officer and
                                           Principal Accounting Officer

Date: February 28, 2006


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


                                  EXHIBIT INDEX

   Exhibit No.                               Description
   -----------   ---------------------------------------------------------------
       2.1       Purchase and Sale Agreement dated October 28, 2005, between
                 PMC-Sierra, Inc. and Avago Technologies Pte. Limited
                 (Previously filed as an exhibit to PMC's Current Report on Form
                 8-K filed on November 3, 2005).

      99.1 Press release dated March 1, 2006, announcing the completion of the purchase.


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